EXHIBIT 10.2

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE_ THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR AS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

AMENDED AND RESTATED
WARRANT TO PURCHASE SHARES OF COMMON STOCK
of
ZAP

Dated as of March 21, 2012
Void after the date specified in Section 8

Warrant to Purchase
20,000,000 Shares of
Common Stock

THIS CERTIFIES THAT, for value received, China Electric Vehicle Corporation, a British Virgin Island company, or its registered assigns (the "Holder"), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from ZAP, a California corporation (the "Company"), shares of the Company's Common Stock (the "Shares"), in the amounts, at such times and at the price per share set forth in Section I.

This Amended and Restated Warrant to Purchase Shares of Common Stock of ZAP ("Warrant") amends, restates and supersedes in its entirety that certain Warrant to Purchase Shares of Common Stock of Zap Dated January 12, 2011, as amended pursuant to Amendment No. 1 to Warrant, effective March 31, 2011. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in connection with the transactions described in the Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Holder (the "Purchase Agreement"). This is the wan-ant defined in the Purchase Agreement as the "Warrant."

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1.            Number and Price of Shares; Exercise Period.

(a) Number of Shares. Subject to any previous exercise of the Warrant, the Holder shall have the right to purchase the number of Shares that equals the quotient obtained by dividing (x) the Warrant Coverage Amount (as defined below) by (y) the Exercise Price (as defined below), prior to (or in connection with) the expiration of this Warrant as provided in Section 8.

(b) Warrant Coverage Amount. The "Warrant Coverage Amount" shall be equal to ten million dollars ($10,000,000.00).

(c) Exercise Price. The exercise price per Share shall initially be equal to $0.50, subject to adjustment pursuant hereto (the "Exercise Price").

(d) Exercise Period. This Warrant shall be exercisable, in whole or in part, at any time prior to (or in connection with) the expiration of this Warrant as set forth in Section 8.

2.              Exercise of the Warrant.

(a) Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by:

(i) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the "Notice of Exercise"), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and

(ii) the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by (a) wire transfer or certified, cashier's or other check acceptable to the Company and payable to the order of the Company; (b) surrender and cancellation of promissory notes or other instruments representing indebtedness of the Company to the Holder; or (c) a combination of (a) and (b).

(b) Stock Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, and in any event within thirty (30) days thereafter, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for that number of shares issuable upon such exercise. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant reflecting the number of Shares that remain subject to this Warrant.

(c) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

(d) Conditional Exercise. The Holder may exercise this Warrant conditioned upon (and effective immediately prior to) consummation of any transaction that would cause the expiration of this Warrant pursuant to Section 8 by so indicating in the notice of exercise.

(e) Forced Exercise. If (i) a registration is demanded by Holder pursuant to that certain Registration Rights Agreement dated as of the date hereof by and among the Holder and the Company, (ii) the volume weighted average sales price per share of the Common Stock (as reported, absent manifest error, on the OTCBB or any other internationally recognized exchange or market upon which the Common Stock is then listed) for the thirty (30) Trading Days prior to the effective date of such registration statement is equal to or greater than $1.00 per share and (iii) the Company delivers a written notice to Holder stating its intent to force the Holder to exercise this Warrant under this Section 2(e) within ten (10) business days of Holder demanding a registration, then, contingent upon such registration statement being declared effective, Holder shall exercise this Warrant for at least that number of shares of Common Stock equal to twenty-five percent (25%) of the Warrant Coverage Amount divided by the Exercise Price; provided, however, that the Company shall be able to force the Holder to exercise this Warrant under this Section 2(e) one (1) time only.

(f) Reservation of Stock. The Company agrees during the term the rights under this Warrant are exercisable to reserve and keep available from its authorized and unissued shares of common stock solely for the purpose of effecting the exercise of this Wan-ant such number of shares as shall from time to time be sufficient to effect the exercise of the rights under this Warrant; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms, without limitation of such other remedies as may be available to the Holder, the Company will use its best efforts to take such corporate action as may be necessary to increase its authorized and unissued shares of its common stock to a number of shares as shall be sufficient for such purposes. The Company represents and warrants that all shares that may be issued upon the exercise of this Warrant will, when issued in accordance with the terms hereof, be validly issued, fully paid and nonassessable.

3.              Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new wan-ant of like tenor and amount.

4.              Transfer of the Warrant.

(a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Wan-ant Register by written notice to the Company requesting a change.

(b) Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a), issuing the Shares or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.

(c) Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Securities Act") and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the "Assignment Form")) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Wan-ant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or wan-ants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of the rights under this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

(e) Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

5.              Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

(a) Restrictions on Transfers. Subject to Section 5(b), this Warrant may not be transferred or assigned in whole or in part without the Company's prior written consent (which shall not be unreasonably withheld), and any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant without such permission shall be void. Any transfer of this Warrant or the Shares (the "Securities") must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or

(ii) (A) the Holder shall have given prior written notice to the Company of the Holder's intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition and, with respect to any transfer of this Warrant, except for those dispositions set forth in Section 5(b) below, the Company shall have provided the Holder with prior written approval of such disposition (which approval shall not be unreasonably withheld, conditioned or delayed) and (B) if requested by the Company, other than as set forth in Section 5(b) below, the Holder shall have furnished the Company, at the Holder's expense, with evidence reasonably satisfactory to the Company (including, if requested by the Company, an opinion of counsel to the Holder) that such disposition will not require registration of such Securities under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 under the Securities Act, except in unusual circumstances.

(b) Permitted Transfers. Permitted transfers include (i) a transfer not involving a change in beneficial ownership, or (ii) transactions involving the distribution without consideration of Securities by any Holder to (x) a parent, subsidiary or other affiliate of a Holder that is a corporation, (y) any of the Holder's partners, members or other equity owners, or retired partners or members, or to the estate of any of its partners, members or other equity owners or retired partners or members, or (z) a venture capital fund that is controlled by or under common control with one or more general partners or managing members of or shares the same management company with, the Holder; provided, in each case, that the Holder shall give written notice to the Company of the Holder's intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(c) Securities Law Legend. The Securities shall (unless otherwise permitted by the provisions of this Warrant) be stamped or imprinted with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS LN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

(d) Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

(e) Removal of Legend. The legend referring to federal and state securities laws identified in Section 5(c) stamped on a certificate evidencing the Shares and the stock transfer instructions and record notations with respect to such securities shall be removed and the Company shall issue a certificate without such legend to the holder of such securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration or qualification.

6.              Adjustments. Subject to the expiration of this Warrant pursuant to Section 8, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a "Reorganization") involving the Company (other than as otherwise provided for herein or as would cause the expiration of this Warrant under Section 8) in which shares of the Company's stock are converted into or exchanged for securities, cash or other property, then, as a part of, such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any snob case, appropriate adjustment (as determined in good faith by the Board of Directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of this Warrant.

(b) Reclassification of Shares. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization or otherwise (other than as otherwise provided for herein) (a "Reclassification"), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c) Subdivisions and Combinations. In the event that the outstanding shares of common stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of common stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

(d) Dilutive Issuances. If and whenever on or after the date of issuance of this Warrant, the Company issues or sells, or in accordance with this Section 6(d) is deemed to have issued or sold, any shares of Common Stock, Options or Convertible Securities, except for an Excluded Security, for a per share consideration less than a price (the "Applicable Price") equal to either (i) in the case of the issuance or sale of shares of Common Stock, the lesser of $0.25 per share or the Exercise Price in effect immediately prior to such issue or sale or (ii) in the case of the issuance or sale of Options or other Convertible Securities, the Exercise Price in effect immediately prior to such issue or sale (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the Applicable Price.

(e) Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant

7.               Notification of Certain Events. Prior to the expiration of this Warrant pursuant to Section 8, in the event that the Company shall authorize:

(a) the issuance of any dividend or other distribution on the capital stock of the Company (other than (i) dividends or distributions otherwise provided for in Section. 6, (ii) repurchases of common stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase; (iii) repurchases of common stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries pursuant to rights of first refusal or first offer contained in agreements providing for such rights; or (iv) repurchases of capital stock of the Company in connection with the settlement of disputes with any stockholder), whether in cash, property, stock or other securities; or

(b) the voluntary liquidation, dissolution or winding up of the Company.

The Company shall send to the Holder of this Warrant at least ten (10) days prior written notice of the date on which a record shall be taken for any such dividend or distribution specified in clause (a) or the expected effective date of any such other event specified in clause (b). The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the consent of the Holder of this Warrant.

8.               Expiration of the Warrant. This Wan-ant shall expire and shall no longer be exercisable as of 5:00 p.m., Pacific time, on February 12, 2014.

9.               No Rights as a Stockholder. Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

10.            Definitions. Capitalized terms used in this Warrant and not otherwise defined have the meanings given to them in the Purchase Agreement. Unless otherwise defined in this Warrant, the following capitalized terms shall have the following respective meanings when used herein:

"Approved Stock Plan" means the Company's 2008 Equity Compensation Plan, 2007 Equity Compensation Plan, 2006 Incentive Stock Plan, 2002 Incentive Stock Plan, 1999 Incentive Stock Plan, each as may be amended from time to time, or any employee benefit plan, stock grant, stock option or purchase plan, or stock option exchange plan or other employee stock incentive or similar agreement approved by the Board of Directors of the Company and the Holder in writing pursuant to which the Company's securities may be issued to any officers, directors, or employees of, or consultants to, the Company for services provided thereto.

"Common Stock" means the Common Stock, no par value per share, of the Company authorized at the date of this Warrant as originally executed.

"Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

"Excluded Securities" means: (i) any Common Stock issued or issuable in connection with any Approved Stock Plan or to vendors or service providers that have a relationship with the Company as of the date hereof, provided that the aggregate number of shares issued or issuable in connection with any Approved Stock Plan and issued or issuable to such vendors and service providers shall not exceed 30 million shares; (ii) any Common Stock issued or issuable to Steven Schneider in accordance with Section 4.25 of the Securities Purchase Agreement; (iii) any Common Stock issued or issuable upon conversion of the Note or the exercise of the warrants issued to Holder pursuant to the Purchase Agreement; (iv) any Common Stock issued or issuable upon conversion of: any Options or Convertible Securities (other than any Options issued pursuant to an Approved Stock Plan) which are outstanding on the day immediately preceding the date hereof, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the date of issuance of this Warrant; (v) any Common Stock issued or issuable in connection with any reorganization, recapitalization, merger, consolidation, acquisition, joint venture or strategic relationship, or any other non-capital raising transaction; (vi) up to 40,000,000 shares of Common Stock or Convertible Securities or Options convertible into up to 40,000,000 shares of Common Stock to any single third party (or affiliated or related entity) within any given twelve (12) month period; or (vii) any Common Stock issued or issuable in other transactions so long as the aggregate consideration payable in all such transactions does not exceed $8,000,000 during any twelve (12) month period.

"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

"Trading Day" means (i) if the Common Stock is admitted to trading on the Nasdaq Stock Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; (ii) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business; or (iii) if the Common Stock is not admitted to trading on the Nasdaq Stock Market or listed or admitted for trading on any national securities exchange or any other system of automated dissemination of quotation of securities prices, a day on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

11.            Miscellaneous.

(a)Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the Holder.

(b) Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to the. Holder) or otherwise delivered by hand, messenger or courier service addressed:

(i) if to the Holder, to the Holder at the Holder's address, facsimile number or electronic mail address as shown in the Company's records, as may be updated in accordance with the provisions hereof, or until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address, facsimile number or electronic mail address of the last holder of this Warrant for which the Company has contact information in its records; or

(ii) if to the Company, to the attention of the Chief Financial Officer of the Company at 501 4th Street, Santa Rosa, California 95401, or at such other address as the Company shall have furnished to the Holder.

Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered, or (ii) if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent by facsimile, upon confirmation of facsimile transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address. In the event of any conflict between the Company's books and records and this Warrant or any notice delivered hereunder, the Company's books and records will control absent fraud or error.

(d) Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

(e) Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(f) Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision, The balance of this Warrant shall be enforceable in accordance with its terms.

(g) Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or U.S. federal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or U.S. federal holiday.

(h) Entire Agreement Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) along with the other Transaction Documents (as defined in the Purchase Agreement) constitute the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

The Company signs this Warrant as of the date stated on the first page.

ZAP		ZAP
a California corporation

By:	/s/ Alex Wang	By:	/s/ Steven Schneider
	Name: Alex Wang		Name: Steven Schneider
	Title: Chief Executive Officer		Title: Chief Executive Officer

ACCEPTED AND AGREED:

CHINA ELECTRIC VEHICLE CORPORATION,
a British Virgin Island Company

By: Cathaya Capital G.P., Its General Partner

By: Cathaya General Partner

By:  /s/ Priscilla Lu
Name:  Priscilla Lu
Title:  Director

EXHIBIT A

NOTICE OF EXERCISE

To: ZAP (the "Company")

Attention: Chief Executive Officer

Holder: __________________

Date:  ___________________

(1) Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant:

Number of shares: _____________________________

Type of security: ______________________________

   (2)  Method of Exercise. The undersigned elects to exercise the attached warrant pursuant to:

A cash payment or cancellation of indebtedness, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

   (3) Conditional Exercise. Is this a conditional exercise pursuant to Section 2(d):

Yes                                     No

If "Yes," indicate the applicable condition:

   _______________________________________________________

   (4)  Stock Certificate.  Please issue a certificate or certificates representing the shares in the name of:

        The undersigned

    Other
Name: _________________________

Address:_______________________

  (5)  Unexercised Portion of the Warrant. Please issue a new warrant for the unexercised portion of the attached warrant in the name of:

        The undersigned

    Other
Name: _________________________

Address:_______________________

                         Not applicable

HOLDER

(Print name of the warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Fax number)

(Email address)

EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:     ___________________________

COMPANY:     ZAP (THE "COMPANY')

WARRANT:   THE AMENDED AND RESTATED WARRANT TO PURCHASE SHARES OF COMMON STOCK ISSUED ON MARCH 21, 2012 (THE WARRANT')

DATE:  ________________________________

(1)
Assignment. The undersigned registered holder of the Warrant ("Assignor") assigns and transfers to the assignee named below ("Assignee") all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee:    __________________________________

Address of Assignee:    _______________________________

Number of Shares Assigned: ___________________________

and does irrevocably constitute and appoint _____________ as attorney to make such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

(2)
Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder (the "Securities") subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof

(signature page follows)

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR                                           ASSIGNEE

(Print name of Assignor)                      (Print name of Assignee)

(Signature of Assignor)                        (Signature of Assignee)

(Print name of signatory, if applicable)                           (Print name of signatory, if applicable)

(Print title of signatory, if applicable)                        (Print title pfsignatory, if applicable)

Address:                                  Address: